Right of Use Assets and Obligation for Lease Contracts (Details) - Schedule of Expenses Associated with Assets for the Right of Use Leased Assets and Lease Liability - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Expenses Associated With Assets for the Right of Use Leased Assets And Lease Liability [Abstract]
Depreciation	$ 31,314	$ 31,319
Interests	3,601	2,862
Short term lease	9,712	5,503
Total	$ 44,627	$ 39,684